Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities
Derivative Instruments and Hedging Activities
Interest Rate Hedging
The Company has variable rate borrowings under its Term Loan, and as a result, is exposed to interest rate fluctuations on these borrowings. From time to time, the Company enters into interest rate swaps to mitigate the risk in fluctuations in interest rates. The interest rate swaps effectively convert variable rate borrowings under the Term Loan to fixed rate borrowings based on the fixed interest rate for the interest rate swaps plus the applicable margin on the Term Loan. The terms of these interest rate swaps are substantially the same as those of the Term Loan, including interest settlements. The Company accounts for these interest rate swaps as cash flow hedges because their purpose is to hedge the Company’s exposure to increases in interest rates on its variable rate borrowings. The Company recognizes in accumulated other comprehensive loss (“AOCL”) or accumulated other comprehensive income (“AOCI”), each net of tax, any changes in the fair value, representing unrealized gains or losses, of the effective portion of its interest rate swaps.
In 2018, the Company terminated all of its outstanding interest rate swaps, resulting in cash proceeds of $29.6 million. These interest rate swaps were set to mature in November 2020. Unrealized gains previously recorded in AOCI through the date of termination will be reclassified into interest expense, net, through the original maturity date of the interest rate swaps. The Company expects to reclassify current unrealized gains of $8.6 million, net of tax, within the next 12 months from AOCI to interest expense, net, on the statements of operations as interest payments are made on the Term Loan.
In February 2020, the Company entered into three new interest rate swaps. See Note 22, “Subsequent Events,” for additional information related to the new interest rate swaps.
Foreign Currency Hedging
The Company has significant international revenues and expenses denominated in currencies other than its reporting currency. As a result, the Company’s operating results can be affected by changes in foreign currency exchange rates. In an effort to mitigate this risk, from time to time, the Company purchases foreign currency forward contracts as hedges against anticipated and recorded transactions denominated in foreign currencies. The Company’s foreign currency forward contracts expired in 2017, and the Company had no foreign currency forward contracts outstanding as of or during the years ended December 31, 2019 and 2018.
The Company does not use derivative financial instruments for speculative or trading purposes and does not offset the fair value amounts of its derivatives. The Company recognized the following amounts of pre-tax gain as a component of OCI or OCL during the years ended December 31, 2019, 2018 and 2017:

	Pre-Tax Gain Recognized in OCI or OCL
Derivatives in Cash Flow Hedging Relationships	Years Ended December 31,
	2019	2018	2017
Foreign currency forward contracts	$—	$—	$4,708
Interest rate swaps	—	18,960	2,269

The following table provides the location of the effective portion of the pre-tax gain (loss) reclassified from AOCL or AOCI into revenue, direct costs and interest expense, net, respectively, on the consolidated statements of operations during the years ended December 31, 2019, 2018 and 2017:

		Pre-Tax Gain (Loss) Reclassified from AOCL or AOCI into Income
Derivatives in Cash Flow Hedging Relationships	Location of Gain (Loss) Reclassified from AOCL or AOCI into Statements of Operations	Years Ended December 31,
		2019	2018	2017
Foreign currency forward contracts	Revenue	$—	$—	$1,887
Foreign currency forward contracts	Direct costs	—	—	3,000
Interest rate swaps	Interest expense, net	12,327	5,618	(11,914)